                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Carbite Golf Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

================================================================================




                               CARBITE GOLF INC.



                               NOTICE OF MEETING
                                      AND
                   MANAGEMENT INFORMATION AND PROXY CIRCULAR
                                      FOR
                     AN ANNUAL GENERAL AND SPECIAL MEETING
                           OF MEMBERS TO BE HELD ON
                            THURSDAY, JUNE 14, 2001





                                 MAY 14, 2001

================================================================================

                                        TABLE OF CONTENTS

LETTER TO SHAREHOLDERS

NOTICE OF MEETING

MANAGEMENT INFORMATION AND PROXY CIRCULAR................................................................................   1
   Solicitation of Proxies...............................................................................................   1
   Appointment and Revocation of Proxies.................................................................................   1
   Voting of Proxies.....................................................................................................   2
   Exercise of Discretion by Proxyholders................................................................................   2
   Voting Shares and Principal Holders Thereof...........................................................................   2
   Presentation of Financial Statements..................................................................................   3
   Appointment of Auditors...............................................................................................   3
   Remuneration of Auditors..............................................................................................   3
   Election of Directors.................................................................................................   3
   Information Concerning Persons Nominated by Management for Election as Directors......................................   3
   Executive Compensation................................................................................................   4
   Summary Compensation Table............................................................................................   6
   Options/SAR Grants to Named Executive Officers During the most Recently Completed Financial Year (December 31, 2000)..   7
   Aggregated Option Exercises and Value of Unexercised Options..........................................................   8
   Options Outstanding in Favour of Directors who are not Named Executive Office as at December 31, 2000.................   8
   Options Exercised in Favour of Directors who are not Named Executive Office as at December 31, 2000...................   8
   Table of Options and SAR Repricings...................................................................................   9
   Termination of Employment, Change in Responsibilities and Employment Contracts........................................  10
   Compensation of Directors.............................................................................................  11
   Management Contracts..................................................................................................  11
   Indebtedness of Directors and Officers................................................................................  11
   Compensation Committee................................................................................................  11
   Interests of Insiders in Material Transactions........................................................................  12
   Particulars of Matters to be Acted Upon...............................................................................  12
   Continuation of the Company under the Business Corporations Act of the Yukon Territory................................  17
   Exchange of Common Share Certificates Following the Continuation and/or Share Consolidation...........................  22
   Interests of Certain Persons in Matters to be Acted Upon..............................................................  22
   Other Matters.........................................................................................................  23
   Information Available.................................................................................................  23
   Board of Director Approval............................................................................................  22

SCHEDULE "A" ALTERED MEMORANDUM (BC COMPANY ACT)
SCHEDULE "B" CONTINUATION RESOLUTION (BC COMPANY ACT)
 (YUKON BUSINESS CORPORATIONS ACT)
SCHEDULE "C" ARTICLES OF CONTINUANCE
 (YUKON BUSINESS CORPORATIONS ACT)
SCHEDULE "D" SECTION 207 (BC COMPANY ACT)

[LOGO]
CARBITE

May 14, 2001


Dear Shareholder:

         You are cordially invited to attend the Annual and Special Meeting of the Shareholders of Carbite Golf Inc. to be held on Thursday, June 14, 2001 at the offices of the Company, 9985 Huennekens Street, San Diego, California, U.S.A., at 1:00 p.m. Your Board of Directors and management look forward to greeting you personally should you be able to attend.

         At the meeting, shareholders are being asked to elect six directors and to vote on certain Resolutions. Your Board of Directors recommends a vote "For" each of the nominees for directors and "For" each of the Resolutions. Information about the nominees and the Resolutions are set forth in the Proxy materials attached.

         It is important that your shares are represented and voted at the meeting whether or not you plan to attend. Accordingly, you are requested to return a proxy as promptly as possible to ensure that your vote is counted.

                                         Yours sincerely,

                                         /s/ John Pierandozzi

                                         John Pierandozzi
                                         President and CEO




 9985 Huennekens Street San Diego CA 92121 Ph: (858) 625-0065 Fax (858) 625-0752
         www.carbitegolf.com                               CDNX: CAB
         -------------------

                               CARBITE GOLF INC.
                            9985 Huennekens Street
                           San Diego, CA, USA 92121
                           Telephone: (858) 625-0065

                 NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING

TAKE NOTICE that the Annual General and Special Meeting of the Members of CARBITE GOLF INC. (hereinafter called the "Company") for financial year ended December 31, 2000 will be held at the Company's head office located at 9985 Huennekens Street, San Diego, California, USA 92121, on Thursday, June 14, 2001 at the hour of 1 o'clock in the afternoon (San Diego time) for the following purposes:

1.   To receive the Report of the Directors;

2. To receive the financial statements of the Company for its fiscal year ended December 31, 2000 and the report of the Auditors thereon;

3. To appoint Auditors for the ensuing year and to authorize the Directors to fix their remuneration;

4.   To determine the number of directors and to elect directors;

5. To ratify, confirm and approve, with or without amendment, the Special Resolution set forth in the accompanying Information Circular to grant the Board of Directors the authority to proceed if they so choose, with a consolidation of the Company's issued and outstanding share capital using a ratio not exceeding 4:1 reducing the Company's approximate issued and outstanding share capital from approximately 27,507,306 common shares without par value to approximately 6,876,826.5 common shares without par value if the Company's share capital is consolidated on a 4 for 1 basis;

6. To ratify, confirm and approve, with our without amendment, the Special Resolution set forth in the accompanying Information Circular approving an increase in the Company's post-consolidated authorized capital from 12,500,000 common shares without par value to 50,000,000 common shares without par value if the above consolidation is proceeded with;

7. To ratify, confirm and approve, with or without amendment, the Special Resolutions set forth in the accompanying Information Circular, the alteration of the Memorandum of the Company to reflect the form set out as Schedule "A" to the accompanying Information Circular;

8. To approve, by Special Resolution, an amendment to the Articles of the Company, to include the following:
     (a)  add paragraph 12.12 to the Company's Articles:

     "12.12.   The directors may participate in a meeting of the directors by means of telephone or other communications facility by means of which all directors participating in the meeting can hear and speak to each other. A meeting so held in accordance with this Article shall be deemed to be an actual meeting of the board and any resolution passed at such meeting shall be as valid and effectual as if it had been passed at a meeting where the directors are physically present. A director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.";

9. To ratify, confirm and approve the repricing of certain incentive stock options to Directors/Insiders and Employees of the Company, as more fully described in the accompanying Information Circular;

10. To consider, and if thought advisable, to pass an ordinary resolution approving the future issuance of common shares in the capital of the Company by way of private placements to a maximum of 50% of the outstanding common shares of the Company, all as more particularly described in the accompanying Information Circular;

11. To consider and, if thought fit, to pass a Special Resolution authorizing the continuation (the "Continuation") of the Company under the Business Corporations Act (Yukon Territory) and approving the articles of continuance for adoption by the Company. The full text of such resolution is set out in Schedule "B" to the Information Circular and the full text of such articles of continuance are set out in Schedule "C" to the accompanying Information Circular;

12. To consider amendments to or variations of any matter identified in this Notice of Meeting; and

13. To transact such further and other business as may be properly brought before the Meeting or any and all adjournments thereof.

     Accompanying this Notice of Meeting are (i) a Management Information and Proxy Circular, and (ii) a form of proxy and notes thereto.

     If you are a registered shareholder of the Company and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy and deposit it with Pacific Corporate Trust Company, 10/th/ Floor, 625 Howe Street, Vancouver, British Columbia, Canada, V6C 3B8, Attention: Proxy Department, not later than 1 o'clock in the afternoon (Vancouver time) on Tuesday, June 12, 2001 or not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to any adjournment of the Meeting.

          If you are a non-registered shareholder of the Company and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or by the other intermediary.

      DATED at San Diego, California, U.S.A. this 14/th/ day of May, 2001.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            (signed) JOHN PIERANDOZZI
                                            President

                               CARBITE GOLF INC.

                   MANAGEMENT INFORMATION AND PROXY CIRCULAR

     This Management Information and Proxy Circular ("Information Circular") is furnished in connection with the solicitation by the management of Carbite Golf Inc. (the "Company") of proxies to be voted at the Annual General and Special Meeting (the "Meeting") of the members ("Shareholders") of the Company to be held on Thursday, June 14, 2001 and any adjournments thereof for the purposes set forth in the accompanying Notice of Meeting.

     The executive office of the Company is located at 9985 Huennekens Street, San Diego, CA, USA 92121 and its telephone number is (858) 625-0065. The registered and records office of the Company is located at Suite 2700, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B8.

     Unless otherwise stated, the information contained in this Information Circular is given as at May 4, 2001.

                            SOLICITATION OF PROXIES

     This statement is furnished by the management of CARBITE GOLF INC., hereinafter called the "Company" in connection with the solicitation of proxies for use at the Annual General and Special Meeting of the members of the Company to be held on Thursday, June 14, 2001. The time and purpose of the meeting are set forth in this Information Circular and the Notice of Meeting.

IN THE EVENT YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL GENERAL MEETING THE MANAGEMENT OF THE COMPANY SOLICITS YOUR PROXY AND YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY SO THAT IT IS RECEIVED BY THE COMPANY NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) BEFORE THE TIME FIXED FOR THE MEETING.

     Solicitation is being made by mail which may be supplemented by telephone or other personal contact to be made without special compensation by officers and employees of the Company. The Company will bear expenses incurred by intermediaries in circulating Annual General Meeting materials in accordance with, and as required by, National Policy #41.

                     APPOINTMENT AND REVOCATION OF PROXIES

     The persons named in the enclosed form of proxy are Directors and Officers of the Company. Any person may act as proxy, whether or not he is entitled on his own behalf to be present and vote at the meeting. A MEMBER DESIRING TO APPOINT SOME OTHER PERSON TO ATTEND AND ACT FOR HIM ON HIS BEHALF AT THE MEETING MAY DO SO by following the instructions given on the proxy and returning the proxy on one in similar form in the enclosed addressed envelope so that it is received by the transfer agent of the Company, Pacific Corporate Trust Company at 10th Floor, 625 Howe Street, Vancouver, British Columbia Canada V6C 3B8 by 1 o'clock in the afternoon (Vancouver time) on Tuesday, June 12, 2001. Proxies received after that time will not be voted at the Meeting.

     Any proxy may be revoked by instrument in writing executed by the member or his attorney authorized in writing or, if the member is a corporation, by a duly authorized officer or attorney thereof and delivered either to the registered office of the Company at any time up to and including the last business day preceding the date of the meeting or any adjournment thereof at which the proxy is to be used, or to the Chairman of the meeting on the day of the meeting, or any adjournment thereof, except as to any matter in which a vote may already have been cast pursuant to the authority conferred by such proxy.

                               VOTING OF PROXIES

     If the instructions of the person whose proxy is solicited are certain, the shares represented by the proxy will be voted on any poll and where the person whose proxy is solicited specifies a choice with respect to any matter to be acted upon the shares will be voted on any poll in accordance with the specification so made. IF THE PERSON WHOSE PROXY IS SOLICITED DOES NOT SPECIFY A CHOICE WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED FOR SUCH MATTER.

     The form of proxy enclosed herewith, when properly dated, signed and delivered, confers discretionary authority with respect to amendments or variations to the matters which may properly come before the meeting or any adjournment thereof. At the time of printing this Information Circular, management of the Company is not aware that any such amendments, variations, or other matters are to be presented for action at the meeting.

                    EXERCISE OF DISCRETION BY PROXYHOLDERS

     The enclosed form of proxy when properly completed and delivered and not revoked confers discretionary authority upon the person appointed proxy thereunder to vote with respect to amendments or variations of matters identified in the Notice of Meeting, and with respect to other matters not so identified which may properly come before the meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the meeting or any further or other business is properly brought before the Meeting, it is the intention of the person designated in the enclosed form of proxy to vote in accordance with his best judgment on such matters or other business. At the date of this Information Circular, management of the Company knows of no such amendment, variation or other business which may be presented to the Meeting.

                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

     The authorized share capital of the Company is 50,000,000 common shares without par value. The common shares of the Company are the only class of shares entitled to be voted at the Annual General and Special Meeting. At the date of this Information Circular 27,507,306 common shares are issued and outstanding. May 3, 2001, is the record date as of which members entitled to notice of and to vote at the meeting will be determined. Provided they are the legal owners or have received proper voting instructions from the legal owners, the registered holders of common shares of the Company on the record date will be entitled to one vote each at the Annual General and Special Meeting on a show of hands and one vote per share on a poll.

     To the knowledge of the Directors and Senior Officers of the Company, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 10% of the voting rights attached to any class of voting securities of the Company carrying the right to vote in all circumstances except the CDS & Co. which owns approximately 8,907,136 common shares (the beneficial owners of which are not known to the Company), CEDE & Co. which owns approximately 4,678,730 common shares (the beneficial owners of which are not known to the Company), Mr. Chester Shira, a director and the Chairman of the Company, who owns approximately 4,393,292 common shares and Russell Lewis who owns approximately 2,750,000 common shares.

                     PRESENTATION OF FINANCIAL STATEMENTS

     The Directors of the Company shall place before the Shareholders the audited financial statements of the Company for its fiscal year ended December 31, 2000.

                            APPOINTMENT OF AUDITORS

     KPMG LLP, Chartered Accountants, will be nominated for reappointment as auditors of the Company.

                           REMUNERATION OF AUDITORS

     The Directors of the Company will be authorized to fix the auditors remuneration for the ensuing year.

                             ELECTION OF DIRECTORS

     The Shareholders will be asked to determine the number of Directors at six.

     The six nominees on the list which follows are proposed by management for election as Directors of the Company. Two of the nominees are resident in Canada. Each Director elected will hold office until the next Annual General Meeting unless he ceases to hold office pursuant to Section 130 of the Company
                                                                       -------
Act R.S.B.C. 1996, c.62, or his office is vacated pursuant to the Articles of
---
the Company. The Advance Notice of the Annual General Meeting was published in the Vancouver Sun on Thursday, April 19, 2001.

          INFORMATION CONCERNING PERSONS NOMINATED BY MANAGEMENT FOR
                             ELECTION AS DIRECTORS

=============================================================================================================================
                                                                                                Shares Beneficially
                                                                                                Owned Directly or
Name of Nominee; City of Ordinary                                                               Indirectly
Residence, and Position with                                                                    or over which control or
Company                                   Principal Occupation               Director Since     direction is exercised
-----------------------------------------------------------------------------------------------------------------------------
Chester Shira                             Director of Research and           June 16, 1997      4.393,292 common shares
San Diego, California, U.S.A.             Development, Carbite Golf Inc.;                       239,620 stock options
Chairman of the Board and Director        Chairman of the Board, Carbite
                                          Golf Inc.
-----------------------------------------------------------------------------------------------------------------------------
John Pierandozzi                          President of Carbite Golf Inc.;    May 24, 2000       Nil
Whittier, California, U.S.A.              1998 - 2000, Consultant to                            550,000 stock options/(2)/
President and Director                    Carbite Golf Inc.; 1997 to 1998,
Nominee                                   Consultant to Adams Golf; 1994
                                          to 1997, President of Evolution
                                          Golf
-----------------------------------------------------------------------------------------------------------------------------
David Nairne/(1)(2)/                      1995 to present, President,        March 12, 1996     239,570 common shares
West Vancouver, British Columbia          Cedaridge Development                                 80,000 stock options
Canada
Director
=============================================================================================================================

=============================================================================================================================
                                                                                                 Shares Beneficially
                                                                                                 Owned Directly or
                                                                                                 Indirectly
Name of Nominee; City of Ordinary                                                                or over which control or
Residence, and Position with                                                                     direction is exercised
Company                                   Principal Occupation               Director Since
-----------------------------------------------------------------------------------------------------------------------------
David Alan Williams/(1)(2)/               1977 to present,                   February 16,        1,546,000 common shares
Toronto, Ontario                          President,                         2000                80,000 stock options
Canada                                    Roxborough Holdings
Director
-----------------------------------------------------------------------------------------------------------------------------
Ballard F. Smith/(1)(2)/                  Private Investor; President,       June 2, 2000        1,582,106 common
McCall, Idaho, U.S.A.                     San Diego Padres, 1979 to 1987;                        shares/(3)/
Director                                  former Director of McDonalds                           80,000 stock options
Nominee                                   Corporation                                            197,368 warrants/(4)/
-----------------------------------------------------------------------------------------------------------------------------
William Wilson                            Presently Retired; 1975 to 1998,   January 22, 2001    263,158 common shares
Mount Kisco, New York, U.S.A.             President of Butterick Company                         65,789 warrants
Director
Nominee
=============================================================================================================================

/(1)/  Denotes member of the Audit Committee.
/(2)/  Denotes members of the Compensation Committee
/(3)/ 1,582,106 common shares are owned by BCS Properties LP, a US partnership, of which Ballard Smith is a principal
/(4)/  197,368 warrants registered in the name of BCS Properties LP.

                            EXECUTIVE COMPENSATION

General

       The Company has five executive officers (comprised of persons who are the CEO, Executive Vice-President, Director of Research and Development, Vice-President, Operations and Vice-President, Engineering).

       For the purposes of this Information Circular, Form 41 of the Securities Act (British Columbia) herewith definitions of the following:

"CEO" of the Company means an individual who served as Chief Executive Officer of the Company or acted in a similar capacity during the most recently completed financial year;

"equity security" means securities of the Company that carry a residual right to participate in earnings of the Company and, upon liquidation or winding up of the Company, its assets;

"executive officer" of the Company for the financial year, means an individual who at any time during the year was,

   (a) the chair of the Company, if that individual performed the functions of the office on a full-time basis;

   (b) a vice-chair of the Company, if that individual performed the functions of the office on a full-time basis;

   (c) the president of the Company;

    (d) a vice-president of the Company in charge of a principal business unit, division or function such as sales, finance or production, or

    (e) an officer of the Company or any of its subsidiaries or any other person who performed a policy-making function in respect of the Company;

"Named Executive Officers" mean,

    (a) each CEO, despite the amount of compensation of that individual;

    (b) each of the Company's four most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the most recently completed financial year, provided that disclosure is not required for an executive officer whose total salary and bonus, as determined, does not exceed $100,000; and

    (c) any additional individual for whom disclosure would have been provided under (b) above, but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year end.

"Long Term Incentive Plan Awards" ("LTIP's") means "any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one financial year or an affiliate, or the performance is measured by reference to financial performance of the Company or an affiliate, or the price of the Company's shares but does not include option or stock appreciation rights plans or plans for compensation through restricted shares or units". The Company has not granted any LTIP's during the financial year ended December 31, 2000.

"Stock Appreciation Rights" ("SAR's") means a right, granted by an issuer or any of its subsidiaries as compensation for services rendered or otherwise in connection with office or employment, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of the Company's shares. No SAR's were granted to or exercised by the Named Executive Officers or directors during the financial year ended December 31, 2000.

                          SUMMARY COMPENSATION TABLE

       The following table contains a summary of the compensation paid to, or earned by, the Company's current President and Chief Executive Officers, and the executive officers of the Company who received in their capacity as officers of the Company and any of its subsidiaries, in excess of Cdn$100,000 (collectively, the "Named Executive Officers") for each of the Company's three most recently completed financial years ended December 31, 2000, 1999 and 1998. All currency figures under the heading "Summary Compensation Table" are in United States dollars.

       ("Named Executive Officer") is set out in the summary compensation table below:

                                 ANNUAL COMPENSATION (U.S. DOLLAR)                   LONG TERM COMPENSATION
Name and Principal         Year       Salary ($)     Bonus ($)  Other Annual      Securities Under   Long Term       All Other
Position                                                        Compensation      Options Granted    Incentive Plan  Compensation
                                                                ($)               (#)                Payouts ($)     ($)
-----------------------------------------------------------------------------------------------------------------------------------
Chester Shira              2000   $  140,000/(1)/      $ Nil        Nil                  Nil             Nil         $  64,473/(1)/
Director, Research         1999   $  140,000/(1))/  $   25,000      Nil                  Nil             Nil         $ 174,367/(1)/
and Development and        1998   $  128,817/(1)/   $   30,000      Nil                75,000            Nil         $ 168,445/(1)/
Chairman of the
Board
-----------------------------------------------------------------------------------------------------------------------------------
Michael                    2000   $  140,799/(2)/        Nil        Nil                  Nil             Nil              Nil
Spacciapolli/(4)/          1999   $  150,000/(2))/  $   12,500      Nil               517,500/(3)/       Nil              Nil
Former President           1998   $  140,719/(2)/   $   60,000      Nil               125,000/(3)/       Nil              Nil
-----------------------------------------------------------------------------------------------------------------------------------
John Pierandozzi           2000   $  97,156/(5)/         Nil        Nil               500,000            Nil              Nil
President                  1999        Nil               Nil        Nil                50,000            Nil              Nil
                           1998        Nil               Nil        Nil                 Nil              Nil              Nil
===================================================================================================================================

/(1)/ As at September, 2000, the three-year employment agreement with Chester Shira, Chairman and Director of Research and Development expired without being renewed by the Company. As provided for in the agreement with Mr. Shira, Mr. Shira received compensation for the six month period following expiration of the contract at the rate of $140,000 per year through March 2, 2001. Mr. Shira continues as Director of Research and Development on a month to month contract of a rate of $7,500 per month.
/(2)/ As at September, 2000, the three-year employment agreement with Michael Spacciapolli, President and CEO expired without being renewed by the Company. Mr. Spacciapolli resigned as President and was named Vice Chairman in May, 2000, from which he resigned in December 2000. As provided for in the agreement, Mr. Spacciapolli received compensation for the six month period following expiration of the contract at the rate of $125,000 per year. That compensation continued through March 2, 2001.
/(3)/ Under the terms of stock option agreements between Mr. Spacciapolli and the Company dated March 23, 1999, March 26, 1999 and November 3, 1998, Mr. Spacciapolli had thirty (30) days in which to exercise his stock options from the date of his resignation on December 10, 2000. Mr. Spacciapolli did not exercise any of his stock options, and his stock options have expired.
/(4)/ Mr. Spacciapolli's grant of options to purchase 607,000 common shares of the Company at Cdn.$0.01 per share expiring March 1, 2003 pursuant to the Agreement and Plan of Merger dated June 6, 1996 entered into by and among Carbite, Inc., the Company and Carbite Acquisition Corp., pursuant to the merger, are in effect up to and including March 1, 2003.
/(5)/ In August, 2000, the Company entered into an employment agreement with John Pierandozzi, President and CEO, which provides for employment for a sixteen month term beginning August 15, 2000 and ending December 31, 2001, at specified minimum annual salary and such other periodic and extraordinary compensation deemed appropriate by the Board. Following the initial term, Mr. Pierandozzi's employment with the Company shall renew automatically for one year on each anniversary date unless either party provides notice of non-renewal. Mr. Pierandozzi's salary is to be a minimum of $110,000 which increases to $125,000 if he relocates to San Diego County. This employment agreement also provides that in the event that Mr. Pierandozzi's employment is terminated pursuant to the employment agreement, or a notice of non-renewal is issued by the Company, he shall continue to be paid for a period of six months if at the time of non-renewal he is living in San Diego County. In the event Mr. Pierandozzi is terminated other than pursuant to the employment agreement, he shall each receive the compensation provided for in his employment agreement for the remainder of the term.

NB: All dollar figures referenced in this Information Circular are in United States funds, unless otherwise stipulated.

The total aggregate remuneration paid by the Company and its subsidiaries to the directors and senior officers as a group, excluding the Named Executive Officers, during the financial year ended December 31, 2000 was US$230,107.

Cash

     Other than as disclosed in the summary table above-described, the Company's Executive Officers were not paid, directly or indirectly, cash compensation in excess of $100,000 (Cdn. funds) for the year ended December 31, 2000 (including salaries, fees, directors' fees, bonuses and commissions, and any other compensation).

Long-Term Incentive Plan

     The Company does not presently have a long-term incentive plan for its Named Executive Officers. In 2000, the Company did not have any pension plans, stock option purchase plans or any other arrangements whereby compensation is paid, directly or indirectly, to its insiders, directors, executive officers or employees, however, a 401(K) plan was established effective February 1, 2000;

Stock Option Grants

     The following table sets forth a summary of stock options granted to the Named Executive Officers during the financial year ended December 31, 2000. All stock options are for Common Shares of the Company. No stock appreciation rights ("SARs") are outstanding, and it is currently intended that none be issued. All currency figures under the heading "Stock Option Grants" are in Canadian dollars.

           OPTIONS/SAR GRANTS TO NAMED EXECUTIVE OFFICERS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR (DECEMBER 31, 2000)

  ======================================================================================================================
                                          % of Total                                      Market
                        Number of           Options                                 Value of Securities
                       Securities          Granted to                              Underlying Options
                          Under           Employees in        Exercise or         on the Date of Grant
                         Option          Financial Year      Base Price            (Cdn$/Security)/(1)/      Expiration
         Name              (#)                (%)           (Cdn$/Security)        -------------------          Date
         ----            ------          -------------      --------------                                 ------------
  ----------------------------------------------------------------------------------------------------------------------
   JOHN PIERANDOZZI      500,000             62.5%            $   0.42                $   0.28           August 15, 2007
  ----------------------------------------------------------------------------------------------------------------------
   ANDREW ROBERTSON      300,000             37.5%            $   0.42                $   0.28           August 15, 2007
  ======================================================================================================================

(1) The market value of the Common Shares on the date of grant of the options is the closing price per share at which the Common Shares were traded on the Canadian Venture Exchange on the day preceding the date of grant.

         AGGREGATED OPTION EXERCISES AND VALUE OF UNEXERCISED OPTIONS

      There were no exercises of stock options by the Named Executive Officers of the Company during the financial year ended December 31, 2000 and there are no SARs outstanding.

      None of the options held by the Named Executive Officers were repriced downward during the financial year ended December 31, 2000, except as set out in this Information Circular under the heading Table of Options and SAR Repricings.

OPTIONS OUTSTANDING IN FAVOUR OF DIRECTORS WHO ARE NOT
               NAMED EXECUTIVE OFFICERS AS AT DECEMBER 31,
               2000

===================================================================================================
                 Name    No. Originally   Exercise     No. and Date     No. Currently   Expiry Date
                         Granted          Price        Exercised and    Outstanding
                                          (Cdn.)       Trading Price
                                                       On Date
                                                       Exercised
---------------------------------------------------------------------------------------------------
David Williams           80,000/(1)/      $  0.37      n/a              80,000          Apr.18/05
---------------------------------------------------------------------------------------------------
David Nairne             60,000/(1)/      $  0.37      n/a              60,000          Apr.18/05
---------------------------------------------------------------------------------------------------
David Nairne             20,000/(2)/      $  0.42      n/a              20,000          Nov.3/03
---------------------------------------------------------------------------------------------------
Ballard Smith            80,000/(3)/      $  0.42      n/a              80,000          Aug.15/07
---------------------------------------------------------------------------------------------------
Jim Henderson/(4)/       80,000/(1)/      $  0.37      n/a              Nil             Apr.18/05
===================================================================================================

(1) The Canadian Venture Exchange approved the incentive stock option grant to Messrs. Williams, Nairne and Henderson as referenced herein, under cover of their letter dated May 10, 2000.

(2) The Canadian Venture Exchange approved the repricing of Mr. Nairne's 20,000 incentive stock options from an exercise price of $0.60 to an exercise price of $0.42 per share under cover of their letter dated April 12, 2001.

(3) The Canadian Venture Exchange approved the grant of stock options to Ballard Smith as described herein under cover of their letter dated April 12, 2001.

(4) Jim Henderson resigned as a Director of the Company on September 14, 2000. Under the terms of his stock option agreement with the Company, Mr. Henderson had thirty (30) days in which to exercise any of his stock options. Mr. Henderson did not exercise any of his stock options, and his options have expired.


 OPTIONS EXERCISED IN FAVOUR OF DIRECTORS WHO ARE NOT NAMED EXECUTIVE OFFICERS
                            AS AT DECEMBER 31, 2000

     There were no options exercised by Directors of the Company who are not Named Executive Officers of the Company at December 31, 2000.

                      TABLE OF OPTIONS AND SAR REPRICINGS

     The following stock options were repriced during the Company's fiscal year ended December 31, 2000 all with an effective date August 15, 2000. The Canadian Venture Exchange approved the following repricings under cover of their letter dated April 12, 2001.

DIRECTORS

----------------------------------------------------------------------------------------------------------------------
Name                 Date of         Securities Under   Market Price of  Exercise Price  New           Length of
                     Repricing       Options/SARs       Securities at    at time of      Exercise      Original Option
                     (M/D/Y)         Repriced or        Time of          Repricing or    Price         Term
                                     Amended(#)         Repricing or     Amendment       ($/Security)  Remaining at
                                                        Amendment        ($/Security)                  Date of
                                                        ($/Security)                                   Repricing or
                                                                                                       Amendment
                                                                                                       (M/D/Y)
----------------------------------------------------------------------------------------------------------------------
Chester Shira        08/15/00                 164,620   $  0.30          $  0.60         $  0.42       10/01/02
----------------------------------------------------------------------------------------------------------------------
                     08/15/00                  75,000   $  0.30          $  0.60         $  0.42       11/03/03
----------------------------------------------------------------------------------------------------------------------
David Nairne         08/15/00                  20,000   $  0.30          $  0.60         $  0.42       11/03/03
----------------------------------------------------------------------------------------------------------------------

SENIOR OFFICERS

----------------------------------------------------------------------------------------------------------------------
Name                   Date of      Securities Under    Market Price of  Exercise Price  New           Length of
                       Repricing    Options/SARs        Securities at    at time of      Exercise      Original Option
                       (M/D/Y)      Repriced or         Time of          Repricing or    Price         Term
                                    Amended(#)          Repricing or     Amendment       ($/Security)  Remaining at
                                                        Amendment        ($/Security)                  Date of
                                                        ($/Security)                                   Repricing or
                                                                                                       Amendment
                                                                                                       (M/D/Y)
----------------------------------------------------------------------------------------------------------------------
Andrew                 08/15/00               10,000    $  0.30          $  0.70         $  0.42       06/25/04
Robertson/(1)/
----------------------------------------------------------------------------------------------------------------------
                       08/15/00               50,000    $  0.30          $  0.60         $  0.42       10/01/02
----------------------------------------------------------------------------------------------------------------------
                       08/15/00                  500    $  0.30          $  0.60         $  0.42       10/01/02
----------------------------------------------------------------------------------------------------------------------
Stanley Sopczyk/(2)/   08/15/00               30,000    $  0.30          $  0.60         $  0.42       11/03/03
----------------------------------------------------------------------------------------------------------------------
Joseph Sery/(3)/       08/15/00               30,000    $  0.30          $  0.60         $  0.42       11/03/03
----------------------------------------------------------------------------------------------------------------------
                       08/15/00               10,000    $  0.30          $  0.60         $  0.42       10/01/02
----------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Robertson was appointed Executive Vice-President, Chief Operating Officer and Secretary of the Company on May 24, 2000. Mr. Robertson served as a Director of the Company from May 19, 1999 to November 9, 1999.

/(2)/  Mr. Sopczyk has been Vice-President, Operations of the Company since
       1998.

/(3)/  Mr. Sery has been Vice-President, Engineering of the Company since 1995.

EMPLOYEES

----------------------------------------------------------------------------------------------------------------------
Name                   Date of      Securities Under    Market Price of  Exercise Price  New           Length of
                       Repricing    Options/SARs        Securities at    at time of      Exercise      Original Option
                       (M/D/Y)      Repriced or         Time of          Repricing or    Price         Term
                                    Amended(#)          Repricing or     Amendment       ($/Security)  Remaining at
                                                        Amendment        ($/Security)                  Date of
                                                        ($/Security)                                   Repricing or
                                                                                                       Amendment
                                                                                                       (M/D/Y)
----------------------------------------------------------------------------------------------------------------------
Steven Sacks           08/15/00               30,000    $  0.30          $  0.60         $  0.42       11/03/03
----------------------------------------------------------------------------------------------------------------------
                       08/15/00                5,000    $  0.30          $  0.60         $  0.42       10/01/02
----------------------------------------------------------------------------------------------------------------------
Charles Barnhardt      08/15/00               10,000    $  0.30          $  0.60         $  0.42       11/03/03
----------------------------------------------------------------------------------------------------------------------
                       08/15/00                5,000    $  0.30          $  0.60         $  0.42       10/01/02
----------------------------------------------------------------------------------------------------------------------
Stephen Wilson         08/15/00               15,000    $  0.30          $  0.60         $  0.42       11/03/03
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Name                   Date of       Securities Under   Market Price of  Exercise Price  New           Length of
                       Repricing     Options/SARs       Securities at    at time of      Exercise      Original Option
                       (M/D/Y)       Repriced or        Time of          Repricing or    Price         Term
                                     Amended(#)         Repricing or     Amendment       ($/Security)  Remaining at
                                                        Amendment        ($/Security)                  Date of
                                                        ($/Security)                                   Repricing or
                                                                                                       Amendment
                                                                                                       (M/D/Y)
----------------------------------------------------------------------------------------------------------------------
                       08/15/00                 7,500   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
David Gast             08/15/00                15,000   $  0.30          $  0.60         $    0.42     11/03/03
----------------------------------------------------------------------------------------------------------------------
Eric Zack              08/15/00                10,000   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
                       08/15/00                 3,500   $  0.30          $  0.60         $    0.42     11/03/03
----------------------------------------------------------------------------------------------------------------------
Paul Romano            08/15/00                10,000   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
                       08/15/00                 3,500   $  0.30          $  0.60         $    0.42     11/03/03
----------------------------------------------------------------------------------------------------------------------
Mark Whirtner          08/15/00                 5,000   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
                       08/15/00                 3,500   $  0.30          $  0.60         $    0.42     11/03/03
----------------------------------------------------------------------------------------------------------------------
Scott Whirtner         08/15/00                 5,000   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
                       08/15/00                 3,500   $  0.30          $  0.60         $    0.42     11/03/03
----------------------------------------------------------------------------------------------------------------------
Michael Pinckes        08/15/00                 5,000   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
                       08/15/00                 3,500   $  0.30          $  0.60         $    0.42     11/03/03
----------------------------------------------------------------------------------------------------------------------
Lori Salcido           08/15/00                 2,500   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
Leona Jameson          08/15/00                 2,500   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
Linda Dodd             08/15/00                 2,500   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
                       08/15/00                 1,000   $  0.30          $  0.60         $    0.42     11/03/03
----------------------------------------------------------------------------------------------------------------------
Shawn Stewart          08/15/00                 3,500   $  0.30          $  0.60         $    0.42     11/03/03
----------------------------------------------------------------------------------------------------------------------
Chris Starkjohann      08/15/00                 2,500   $  0.30          $  0.77         $    0.42     03/24/04
----------------------------------------------------------------------------------------------------------------------
Adelpho Bahena         08/15/00                 2,000   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
James Rodriguez        08/15/00                 2,000   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
Dick Caverly           08/15/00                   500   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
Jim Quinn              08/15/00                   500   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------
Larry Walt             08/15/00                   500   $  0.30          $  0.60         $    0.42     10/01/02
----------------------------------------------------------------------------------------------------------------------

           TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND
                             EMPLOYMENT CONTRACTS

           As at September, 2000, the three-year employment agreements with Chester Shira, Chairman and Director of Research and Development, and Michael Spacciapolli, President and CEO expired without being renewed by the Company. Mr. Spacciapolli resigned as President and was named Vice Chairman in May, 2000, from which he resigned in December 2000. As provided for in the agreements, both Mr. Shira and Mr. Spacciapolli received compensation for the six month period following expiration of the contracts--Mr. Shira at the rate of $140,000 per year and Mr. Spacciapolli at the rate of $125,000 per year. That compensation continued through March 2, 2001. Mr. Shira continues as Director of Research and Development on a month to month contract at a rate of $7,500 per month.

           In August, 2000, the Company entered into employment agreements with John Pierandozzi, President and CEO, and Andrew W. Robertson, Executive Vice President and COO, which provide for employment for a sixteen month term beginning August 15, 2000 and ending December 31, 2001, at specified minimum annual salaries and such other periodic and extraordinary compensation deemed appropriate by the Board. Following the initial term, their employment shall renew automatically for one year on each anniversary date unless either party provides notice of non-renewal. Mr. Pierandozzi's salary is to be a minimum of $110,000 which increases to $125,000 if he relocates to San Diego County. Mr. Robertson's minimum salary is $90,000 through February 15, 2001 and $110,000 thereafter. These employment agreements also provide that in the event their employment is terminated pursuant to the employment agreement, or a notice of non-renewal is issued by the Company, they shall continue to be paid for a period of three months, except that Mr. Pierandozzi shall be paid for six months if at the time of non-renewal he is living in San Diego County. In the event either of them are terminated other than pursuant to the employment agreements, they shall each receive the compensation provided for in their employment agreements for the remainder of the term.

         Other than as described above, the Company has no plan or arrangement in respect of compensation received or that may be received by Named Executive Officers to compensate such officers in the event of the termination of employment, resignation, retirement, change of control of the Company or in the event of a change in responsibilities following a change of control of the Company other than as disclosed in the employment contracts of Chester Shira, Michael Spacciapolli, John Pierandozzi and Andrew Robertson.

                           COMPENSATION OF DIRECTORS

         The Company reimburses directors for expenses in connection with attending Board and Committee meetings, but do not pay them for serving as Directors.


                             MANAGEMENT CONTRACTS


         As at Record Date, May 3, 2001, there exist contracts with each of John Pierandozzi and Andrew Robertson, as described above.


                    INDEBTEDNESS OF DIRECTORS AND OFFICERS


         Except as set forth in this Information Circular, no Director or Senior Officer or Nominee for election as a Director of the Company, or associate or affiliate of any such Director, Senior Officer or proposed nominee, has been indebted to the Company at any time since the beginning of the last completed fiscal year of the Company.


                            COMPENSATION COMMITTEE


         Composition of the Compensation Committee
         -----------------------------------------

         The Company has a Compensation Committee comprised of the following directors: David Nairne, David Williams and Ballard Smith. None of the members of the Compensation Committee is or have been an executive officer or employee of the Company or any of its subsidiaries or affiliates.


         Report
         ------

         It is the responsibility of the Compensation Committee to review and recommend compensation policies and programs to the Company as well as salary and benefit levels for its executives. The committee makes recommendations to the Board of Directors which gives final approval on compensation matters. During 2000, the Compensation Committee met 3 times.


                INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS


Royalty Agreement
-----------------

         Pursuant to a Royalty Agreement dated March 1, 1993, the Company pays royalties to Chester S. Shira, Director of Research and Development and Chairman of the Board. The Royalty Agreement provides for a royalty of $.50 per club on clubs employing any of the inventions set forth in the four patents assigned to the Company by Mr. Shira in March, 1993. The term of the Agreement is coextensive with the life of each of the four patents. Thereafter, as to the inventions underlying each patent, the Agreement may be extended upon mutual agreement with a royalty of $.30 on each club. All royalty payments are current. For 2000 and 1999, the Company paid Mr. Shira a total of $64,473 and $115,017 in connection with the 1993 Royalty Agreement.

         The Company also paid Mr. Shira royalties in connection with licenses of other patents owned by the Company to certain third parties. In 1999, the Company paid Mr. Shira $58,600 as one-third of all royalties the Company received in 1999 from KZ Golf in connection with the Company's License Agreement with KZ Golf dated October 28, 1998.

Non-Brokered Private Placement
------------------------------

         The Company completed a non-brokered private placement for the purchase of up to 1,052,632 units at US$0.38 per share. Each unit consisted of one common share and one non-transferable share purchase warrant for the purchase of up to an an additional 1,052,632 common shares in the capital stock of the Company, over a one year period exercisable up to and including June 12, 2002 at an exercise price of US$0.38 per share. Two of the placees in this private placement are BCS Properties LP, a U.S. partnership, one of its beneficial owners being Ballard Smith, one of the nominee directors of the Company and William P. Wilson and Leona R. Wilson, Mr. Wilson being one of the nominee directors of the Company. BCS Properties LP purchased 789,474 units in this private placement. At the date of this Information Circular, there are 197,368 warrants outstanding to BCS Properties LP. William P. Wilson and Leona R. Wilson purchased 263,158 units in this private placement. At the date of this Information Circular, there are 65,789 warrants outstanding to William P. Wilson and Leona R. Wilson.

Normal Course Issuer Bid
------------------------

         The Canadian Venture Exchange approved by letter dated September 19, 2000 a repurchase by the Company, for cancellation; up to 1,000,000 common shares of the Company's own capital stock. The purchases are to be made through the facilities of the Canadian Venture Exchange during the period commencing September 21, 2000 to September 20, 2001. As at the date of this Information Circular, 58,000 shares have been purchased by the Company and delivered up for cancellation.

         Other than disclosed herein, no insider of the Company and no associate or affiliate of any insider has, or has had, any material interest, direct or indirect, in any transaction since the commencement of the most recently completed financial year, or in any proposed transaction, which in either such case has materially affected or will materially affect the Company.


                    PARTICULARS OF MATTERS TO BE ACTED UPON


Approval of Repricing of Existing Director/Insider and Senior Officer Incentive Stock Options


         The shareholders will be asked to approve the repricing of outstanding incentive stock options to Directors/Insiders and Senior Officers, more particularly described below. These repricings have been approved by the Canadian Venture Exchange, and the board of directors by consent resolutions. The exercise prices at the time of granting the stock options no longer provided the degree of incentive that was originally intended; therefore, the repricing was in the best interests of the Company to provide fair consideration to members of the board and to service providers for the continuing contribution of their best efforts and experience towards successfully developing the Company.

         The outstanding s tock options repriced to Directors/Insiders and Senior Officers are as follows:


DIRECTORS/INSIDERS/SENIOR OFFICERS:


==============================================================================================================
                                                 Exercise Price                  Original
                             No. of Optioned       on Date of      Amended        Date of     Current Expiry
                                Shares               Grant         Exercise         Date          Grant
     Name of Optionee                                               Price                        (M/D/Y)
                                                                                   (M/D/Y)
--------------------------------------------------------------------------------------------------------------
   Chester Shira             164,620             $ 0.60            $  0.42       10/01/97     10/01/02
--------------------------------------------------------------------------------------------------------------
                              75,000             $ 0.60            $  0.42       11/03/98     11/03/03
--------------------------------------------------------------------------------------------------------------
   David Nairne               20,000             $ 0.60            $  0.42       11/03/98     11/03/03
--------------------------------------------------------------------------------------------------------------
   Stan Sopczyk               30,000             $ 0.60            $  0.42       11/03/98     11/03/03
==============================================================================================================

==============================================================================================================
                                                 Exercise Price                  Original
                             No. of Optioned       on Date of      Amended        Date of     Current Expiry
                                Shares               Grant         Exercise         Date          Grant
     Name of Optionee                                               Price                        (M/D/Y)
                                                                                   (M/D/Y)
--------------------------------------------------------------------------------------------------------------
   Joseph Sery               30,000              $   0.60          $   0.42      11/03/98     11/03/03
--------------------------------------------------------------------------------------------------------------
                             10,000              $   0.60          $   0.42      10/01/97     10/01/02
--------------------------------------------------------------------------------------------------------------
   Andrew Robertson          10,000              $   0.60          $   0.42      11/03/98     11/03/03
--------------------------------------------------------------------------------------------------------------
                             50,000              $   0.70          $   0.42      06/25/99     06/25/04
--------------------------------------------------------------------------------------------------------------
                                500              $   0.60          $   0.42      10/01/97     10/01/02
==============================================================================================================

         The Canadian Venture Exchange approved all these repricings on April 12, 2001. All repricings were repriced by the Company effective August 15, 2000.

         In order to approve the above resolution insofar as Directors/Insiders and Senior Officers are concerned, a majority of votes cast at the Meeting must be approved in favour thereof. Chester Shira, John Pierandozzi, David Nairne, David Alan Williams, Ballard F. Smith, William Wilson, Andrew Robertson, Stan Sopcyzk and Joe Sery will not be counted for the purposes of this resolution. Proxies received in favour of management will be voted in favour of the above resolution, unless the shareholder has specified in his proxy that his shares are to be voted against this resolution.

         The outstanding stock options repriced to Employees are as follows:

EMPLOYEES:

==============================================================================================================
                                                 Exercise Price                  Original
                             No. of Optioned       on Date of      Amended        Date of     Current Expiry
                                Shares               Grant         Exercise         Date          Grant
     Name of Optionee                                               Price                        (M/D/Y)
                                                                                   (M/D/Y)
--------------------------------------------------------------------------------------------------------------
   Steven Sacks              30,000              $   0.60          $   0.42       11/03/98    11/03/03
--------------------------------------------------------------------------------------------------------------
                              5,000              $   0.60          $   0.42       10/01/97    10/01/02
--------------------------------------------------------------------------------------------------------------
   Charles Barnhardt         10,000              $   0.60          $   0.42       11/03/98    11/03/03
--------------------------------------------------------------------------------------------------------------
                              5,000              $   0.60          $   0.42       10/01/97    10/01/02
--------------------------------------------------------------------------------------------------------------
   Stephen Wilson            15,000              $   0.60          $   0.42       11/03/98    11/03/03
--------------------------------------------------------------------------------------------------------------
                              7,500              $   0.60          $   0.42       10/01/97    10/01/02
--------------------------------------------------------------------------------------------------------------
   David Gast                15,000              $   0.60          $   0.42       11/03/98    11/03/03
--------------------------------------------------------------------------------------------------------------
   Michael Kirkpatrick       10,000              $   0.60          $   0.42       10/01/97    10/01/02
--------------------------------------------------------------------------------------------------------------
                              3,500              $   0.60          $   0.42       11/03/98    11/03/03
--------------------------------------------------------------------------------------------------------------
   Eric Zack                 10,000              $   0.60          $   0.42       10/01/97    10/01/02
--------------------------------------------------------------------------------------------------------------
                              3,500              $   0.60          $   0.42       11/03/98    11/03/03
--------------------------------------------------------------------------------------------------------------
   Paul Romano               10,000              $   0.60          $   0.42       10/01/97    10/01/02
--------------------------------------------------------------------------------------------------------------
                              3,500              $   0.60          $   0.42       11/03/98    11/03/03
--------------------------------------------------------------------------------------------------------------
   Mark Whirtner              5,000              $   0.60          $   0.42       10/01/97    10/01/02
--------------------------------------------------------------------------------------------------------------
                              3,500              $   0.60          $   0.42       11/03/98    11/03/98
--------------------------------------------------------------------------------------------------------------
   Scott Whirtner             5,000              $   0.60          $   0.42       10/01/97    10/01/02
==============================================================================================================

==============================================================================================================
                                                 Exercise Price                  Original
                             No. of Optioned       on Date of      Amended        Date of     Current Expiry
                                Shares               Grant         Exercise         Date          Grant
     Name of Optionee                                               Price                        (M/D/Y)
                                                                                   (M/D/Y)
--------------------------------------------------------------------------------------------------------------
                             3,500               $   0.60          $   0.42      11/03/98     11/03/03
--------------------------------------------------------------------------------------------------------------
Michael Pinckes              5,000               $   0.60          $   0.42      10/01/97     10/01/02
--------------------------------------------------------------------------------------------------------------
                             3,500               $   0.60          $   0.42      11/03/98     11/03/03
--------------------------------------------------------------------------------------------------------------
Lori Salcido                 2,500               $   0.60          $   0.42      10/01/97     10/01/02
--------------------------------------------------------------------------------------------------------------
Leona Jameson                2,500               $   0.60          $   0.42      10/01/97     10/01/02
--------------------------------------------------------------------------------------------------------------
Linda Dodd                   2,500               $   0.60          $   0.42      10/01/97     10/01/02
--------------------------------------------------------------------------------------------------------------
                             1,000               $   0.60          $   0.42      11/03/98     11/03/03
--------------------------------------------------------------------------------------------------------------
Shawn Stewart                3,500               $   0.60          $   0.42      11/03/98     11/03/03
--------------------------------------------------------------------------------------------------------------
Chris Starkjohann            2,500               $   0.77          $   0.42      03/23/99     03/23/04
--------------------------------------------------------------------------------------------------------------
Adelpho Bahena               2,000               $   0.60          $   0.42      10/01/97     10/01/02
--------------------------------------------------------------------------------------------------------------
James Rodriguez              2,000               $   0.60          $   0.42      10/01/97     10/01/03
--------------------------------------------------------------------------------------------------------------
Dick Caverly                   500               $   0.60          $   0.42      10/01/97     10/01/02
--------------------------------------------------------------------------------------------------------------
Jim Quinn                      500               $   0.60          $   0.42      10/01/97     10/01/02
--------------------------------------------------------------------------------------------------------------
Larry Walt                     500               $   0.60          $   0.42      10/01/97     10/01/02
==============================================================================================================

The Canadian Venture Exchange approved all these repricings on April 12, 2001. All repricings were repriced by the Company effective August 15, 2000.

Share Consolidation on a 4:1 Ratio

         At the Company's May 19, 1999 Annual General Meeting, shareholder approval was received for authorization to the Company to a 4:1 rollback of the Company's existing share capital. The Company did not proceed with this share consolidation. The shareholders of the Company will be asked at its upcoming Meeting to ratify, confirm and approve, by Special Resolution as hereinafter defined, granting the Board of Directors the authority to proceed if they so choose, with a consolidation of both the authorized and issued share capital of the Company using a ratio not exceeding 4:1 and the corresponding alteration of the Company's Memorandum. It is the intention of the Company to consolidate its approximately 27,507,306 issued and outstanding common shares without par value into approximately 6,876,826.5 common shares without par value assuming the Board of Directors decides to proceed with the consolidation on a 4 for 1 basis. The authorized capital of the Company will also be reduced from 50,000,000 common shares without par value to 12,500,000 common shares without par value if a consolidation ratio of 4:1 is proceeded with. Any registered shareholder who, on the date this resolution is effected, is the registered holder of a number of shares not divisible by 4, then in such event, the number of post consolidated shares shall be rounded down to the nearest whole number and the fractional share shall be eliminated.

Increase in Post-Consolidated Authorized Capital

         Following the share consolidation the authorized capital of the Company will have been reduced from 50,000,000 common shares without par value to 12,500,000 common shares without par value. It is the view of management as part of its reorganization that the Company will be unduly restricted without a consolidation of its authorized capital. Accordingly, the Shareholders of the Company will be asked to also ratify, confirm and approve a Special Resolution authorizing the increase in the Company's authorized capital to 50,000,000 common shares without par value and authorizing the corresponding alteration of the Company's Memorandum in the form set out in Schedule "A" to this Information Circular.

Change of Name

         The Company does not wish to change its name as it has developed goodwill under its current name and markets its products under the name "Carbite". As well, the Company's existing sales are under the name of "Carbite" and the Company feels that any change of name would be misleading and confusing to the public. The Company has sought and received the Canadian Venture Exchange's approval to retain its name upon a consolidation of its share capital, subject to shareholder approval to the share consolidation.

Definition of Special Resolution
--------------------------------

Under Section 223 of the British Columbia Company Act, R.S.B.C. 1996, c. 62 "Special Resolution" means:

(a) a resolution passed by a majority of not less than 3/4 of the votes cast by those members of a company who, being entitled to do so, vote in person or by proxy at a general meeting of the company

         (i) of which notice as the articles provide and not being less than 21 days' notice specifying the intention to propose the resolution as a special resolution, has been duly given; or

         (ii) if every member entitled to attend and vote at the meeting agrees, at a meeting of which less than 21 days' notice has been given; or

(b) a resolution consented to in writing by every member of a company who would have been entitled to vote in person or by proxy at a general meeting of the company, and a resolution so consented to shall be deemed to be a special resolution passed at a general meeting of the company.

If the resolutions authorizing the proposed share consolidation and/or name change is passed, either in conjunction with the foregoing share consolidation or independent of same to change the Company's name, if applicable, certified copies are required to be filed with the Office of the Registrar of Companies (British Columbia) and the resolution(s) will take effect on the date of such filing.

The proposed share consolidation also requires the approval of the Canadian Venture Exchange.

Amendments to the Articles of the Company by Special Resolution

         The shareholders of the Company will be asked at the Meeting to approve, by Special Resolution, the following amendment to the Company's
Articles:

(a)      add the following as paragraph 12.12 of the Company's Articles:

          "12.12. The directors may participate in a meeting of the directors by means of telephone or other communications facility by means of which all directors participating in the meeting can hear and speak to each other. A meeting so held in accordance with this Article shall be deemed to be an actual meeting of the board and any resolution passed at such meeting shall be as valid and effectual as if it had been passed at a meeting where the directors are physically present. A director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat";



Advance Shareholder Approval for Private Placements

         Pursuant to Canadian Venture Exchange Policy, the Exchange has the discretion to require a company to obtain shareholder approval to issue common shares if such issuance results in the aggregate number of securities issued pursuant to private placement transactions during any six month period exceeding 25% of the outstanding securities.

         The Company may wish to enter into agreements to issue more than 25% of the outstanding common shares, so as to provide the Company with sufficient working capital and for acquisition activities. subject to regulatory approval, of private placements and/or public offerings or series of private placements and/or public offerings of the Company's securities to a maximum of 50% of the issued and outstanding shares of the Company. The subscription price would be determined at the time of any private placement and/or public offering but would be no less than the then prevailing market price less any allowable discount. The Company reserves the right to allow any related parties to participate in any private placements and/or public offerings. The Company will require further financing over the 12-month period by way of a private placements and/or public offerings that may increase by 50% of the issued capital of the Company at the time of the announcement of the placements/offerings. The Company's issued and outstanding share capital is currently 27,507,306 common shares. Accordingly, the Company proposes that the maximum number of common shares which either would be issued or made subject to issuance under one or more private placements in the 12 month period commencing June 14, 2001 would not exceed 13,753,653 common shares in the aggregate, or approximately 50% of the Company's issued and outstanding common shares.

         At the Meeting, shareholders will be asked to consider and, if thought advisable, to approve the following ordinary resolution (the "Private Placement Resolution"):

         "Be it Resolved that the Company at the discretion of the directors, subject to regulatory approval, proceed with private placements and/or public offerings of the Company's securities over the next 12-month period provided that such private placements and/or public offerings do not exceed 50% of the Company's issued and outstanding securities and provided further that the subscription price is at no less than the then prevailing market prices less any allowable discount.

         Be it further resolved that insiders, associates or affiliates of the Company be allowed to participate in any such private placements and/or public offerings."

         The Canadian Venture Exchange has neither approved nor disapproved any proposed issuance of common shares. On application to approve an issuance of common shares, the Canadian Venture Exchange may approve such issuance subject to conditions in its discretion. In order to approve the ordinary resolution, a majority of the votes cast, in person or by proxy, at the Meeting on the Private Placement Resolution must be voted in favour thereof. In the event that the resolution is not passed, the Canadian Venture Exchange will not approve any private placements that result in the issuance or possible issuance of the number of shares which exceed the Canadian Venture Exchange 25% Rule, without specific shareholder approval. Such restriction could impede the Company's timely access to required funds on favourable terms and thus affect the ability of the Company to capitalize on opportunities that may arise.

Continuation of the Company under the Business Corporations Act of the Yukon Territory

         At the Meeting, the shareholders will be asked to consider and approve a special resolution (the "Continuation Resolution") authorizing the continuation (the "Continuation") of the Company under the Business Corporations Act of the Yukon Territory (the "Yukon Act") and approving articles of continuance (the "Articles of Continuance") to be adopted by the Company. The full text of the Continuation Resolution is set out in Schedule "B" to this Management Proxy Circular.

         A copy of the proposed Articles of Continuance are set out in Schedule "C" to this Information Circular. The Articles of Continuance establish, among other things: (i) the name of the Company; (ii) the rights, privileges, restrictions and conditions attaching to shares in the capital of the Company;
(iii) the minimum and maximum number of directors of the Company; (iv) any restrictions on the businesses that the Company may carry on; (v) the appointment of Directors between annual general meetings, and (vi) that the Company may hold its annual general meeting and any special meetings of shareholders anywhere outside the Yukon Territory. The terms of the proposed Articles of Continuance contain the following material changes from the present Memorandum and Articles of the Company:

         (a) Share Capital Unlimited - Similar to corporations incorporated in Canadian jurisdictions other than British Columbia, the Company will be authorized to issue an unlimited number of Common Shares.

         (b) Location of Meetings - In accordance with the Yukon Act, the Company will be able to hold its annual general meeting and any special meeting of shareholders anywhere outside the Yukon Territory.

         The Continuation has received approval by the regulatory authorities and the Registrar of Companies for British Columbia, subject to shareholder approval and the filing of final documents.

         If the Continuation Resolution is passed, management of the Company will determine the timing for filing of the necessary documents to effect the Continuation. At present, management of the Company intends to file the necessary documents to effect the Continuation immediately following the approval of the Continuation Resolution. Notwithstanding the approval of the Continuation Resolution by the shareholders of the Company, the directors of the Company may abandon the application for the Continuation without further approval of the shareholders at any time prior to the issue of a certificate of continuation giving effect to the Continuation by the Registrar of Corporations for the Yukon Territory.

         Shareholders have the right to dissent with respect to the Continuation Resolution. See "Right of Dissent".


Reason for the Continuation

         Residency of Directors
         ----------------------

         Section 109 of the Company Act of British Columbia (the "B.C. Act") requires that a majority of the Company's directors be ordinarily resident in Canada and that at least one director be ordinarily resident in British Columbia. This limitation restricts the expertise that the Company may be able to bring to its Board of Directors.

         The Yukon Act has no residency requirements for directors. By effecting the Continuation under the Yukon Act, the Company's shareholders will have the flexibility which they do not presently enjoy to nominate and elect directors without regard to their residency.

--------------------------------------------------------------------------------
Recommendation of Directors
         The Board of Directors of the Company has unanimously concluded that the Continuation is in the best interests of the Company and its shareholders, and recommends that shareholders vote in favour of the Continuation Resolution.
--------------------------------------------------------------------------------



Quorum and Votes Necessary to Pass Resolutions

         Under the Company's Articles, the quorum for the transaction of business at the Meeting consists of two shareholders or two proxyholders representing shareholders.

         With respect to the proposed continuation of the Company under the Yukon Act, Section 37 of the B.C. Act requires that the shareholders approve such continuation by a special resolution. A special resolution must be approved by not less than three-quarters of the votes cast by the shareholders of the Company who vote in person or by proxy at the Meeting.

Comparison of the Yukon Act and British Columbia Act

         The Yukon Act differs from the B.C. Act in many respects, but provides shareholders with substantially similar rights and protections, including rights of dissent and appraisal and rights to bring derivative actions and oppression actions. The following is a summary of the major differences between the B.C. Act and the Yukon Act. This summary is not intended to be exhaustive and shareholders should consult their legal advisors regarding all of the implications of the transactions contemplated in the Continuation Resolution.

         Sale of Company's Undertaking
         -----------------------------

         Under the B.C. Act, the directors of a company may dispose of all or substantially all of the business or undertaking of the company if such action is authorized by a special resolution passed by not less than three-quarters of the votes cast by those shareholders voting in person or by proxy at a general meeting.

         Under the Yukon Act, the sale, lease or exchange of all or substantially all of the property of a company requires approval by not less than two-thirds of the votes cast by shareholders who vote in person or by proxy at a general meeting. In the event holders of shares of a class or series of shares are affected by the sale, lease or exchange in a manner different from the shares of another class or series, such holders are entitled to vote separately as a class or series.

         Special Resolutions
         -------------------

         Under the B.C. Act, a special resolution to approve a change of name, an amalgamation or plan of arrangement, a change in authorized capital or other fundamental changes must be passed by not less than three-quarters of the votes cast by shareholders voting in person or by proxy at a general meeting of the company and, in most cases, also requires a separate resolution passed by not less than three-quarters of the votes cast by the holders of the shares of each class entitled to vote at a general meeting. In addition, the holders of not less than 10% of the voting shares of the company who vote against, or not less than 10% of a class of shares affected by, a change in the special rights and restrictions attached to a class of shares may apply to a court to have the resolution set aside.

         Under the Yukon Act, a special resolution is required to be passed by not less than two-thirds of the votes cast by the shareholders who vote in person or by proxy at a general meeting. In limited circumstances, where a certain class or series of shares is affected in a manner different from another class or series of shares, separate resolutions or class votes by the holders of shares of any class or series must be passed by not less than two -thirds of the votes cast by the holders of shares of that class or series.

         Rights of Dissent and Appraisal
         -------------------------------

         The B.C. Act provides that shareholders who dissent to certain actions being taken by a company may exercise a right of dissent and require the company to purchase the shares held by such shareholders for the fair value of such shares. The dissent right is applicable where the company proposes to:

         (a)  continue out of the jurisdiction;

         (b) provide financial assistance to a person for the purchase of the company's shares;

         (c) sell the whole or substantially the whole of the company's undertaking;

         (d)  enter into a statutory amalgamation; or

         (e)  sell the whole part of its business or property on liquidation.

         The procedure for exercising dissent remedies is slightly different under the Yukon Act as are the events which trigger such rights. A holder of shares of any class of a company may dissent if the company resolves to:

         (a) amend its articles to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class;

         (b) amend its articles to add, change or remove any restrictions on the business or businesses that the company may carry on;

         (c)  amalgamate with another company;

         (d)  be continued under the laws of another jurisdiction; or

         (e)  sell, lease or exchange all or substantially all of its property.

         Oppression Remedies
         -------------------

         Under the B.C. Act, a shareholder of a company has the right to apply to a court on the grounds that the company is acting or proposes to act in a way that is prejudicial to the shareholder. On such an application, the court may make such order as it sees fit including an order to prohibit any act proposed by the company.

         The Yukon Act contains rights that are viewed as broader in that they are available to a larger class of complainants. Under the Yukon Act, a shareholder, former shareholder, director, former director, officer or former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy, may apply to a court for an order to rectify the matters complained of where, in respect of a corporation or any of its affiliates, any act or omission of the corporation or its affiliates effects a result, or the business or affairs of the corporation or its affiliates are or have been exercised in a manner, that is oppressive or unfairly prejudicial to, or that unfairly disregards the interest of, any security holder, creditor, director or officer.

         Shareholder Derivative Actions
         ------------------------------

         Under the B.C. Act, a shareholder or director of a company may, with judicial leave, bring an action in the name and on behalf of the company to enforce an obligation owed to the company that could be enforced by the company itself or to obtain damages for any breach of such an obligation.

         A broader right to bring a derivative action is contained in the Yukon Act, and this right extends to shareholders, former shareholders, directors, former directors, and officers and former officers of a corporation or its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to court to bring a derivative action. In addition, the Yukon Act permits derivative actions to be commenced in the name and on behalf of a corporation or any of its subsidiaries.

         Place of Meetings
         -----------------

         The B.C. Act requires all meetings of shareholders to be held in British Columbia unless consent of the Registrar of Companies is otherwise obtained.

         The Yukon Act provides that meetings of shareholders may be held outside the Yukon where the Company's articles so provide.

         Number and Residency of Directors
         ---------------------------------

         The B.C. Act provides that a reporting company must have a minimum of three directors, a majority of whom must be ordinarily resident in Canada and at least one of whom must be resident in British Columbia.

         The Yukon Act does not have any such residency requirements, but does require a minimum of three directors and that at least two of the directors not be officers or employees of the corporation or its affiliates.

         Shareholder Proposals
         ---------------------

         Unlike the legislation governing corporations federally and in many provinces of Canada, the B.C. Act does not contain a mechanism allowing shareholders to make a "shareholder proposal" for consideration at an annual general meeting.

         The Yukon Act allows a shareholder to make a proposal for consideration at an annual general meeting and requires that the directors of the company facilitate the communication of that proposal to the shareholders in advance of the meeting, provided the requirements of the Yukon Act in this regard are followed by any shareholder wishing to make such a proposal.

         Removal of Directors
         --------------------

         The B.C. Act provides that shareholders may only remove directors between annual general meetings by a special resolution approved by not less than three-quarters of the votes cast in person or by proxy at a general meeting.

         The Yukon Act permits the shareholders to remove directors between annual general meetings by ordinary resolution, which requires the approval of a simple majority of the votes cast in person or by proxy at a special meeting.

Right of Dissent

         Pursuant to the B.C. Act, any shareholder who dissents in respect of the Continuation Resolution (a "Dissenting Shareholder") is entitled, provided the Continuation Resolution is effected and upon compliance with the appropriate procedures, to be paid the fair value of the Commo n Shares of the Company in respect of which dissent was exercised and which are held by the Dissenting Shareholder, such fair value to be determined as of the day before the Continuation Resolution was passed.

         The following is a summary of the operation of the provisions of the B.C. Act relating to a Dissenting Shareholder's dissent and appraisal rights. Any shareholder considering the exercise of a right of dissent should seek independent legal advice since failure to comply strictly with the provisions of the B.C. Act may prejudice such shareholder's right to dissent. The provisions of the B.C. Act relating to a Dissenting Shareholder's dissent and appraisal rights are set out in Schedule "D" to this Management Proxy Circular.

         Pursuant to the B.C. Act, a shareholder who wishes to dissent in respect of the Continuation Resolution must give written notice of dissent ("Notice of Dissent") to the Company. Notice of Dissent may be given to the Company by leaving it at or by mailing it by registered mail addressed to the Company's registered and records office at Suite 2700, 701 West Georgia Street, Vancouver, British Columbia, Canada, V7X 1T2, Attention: Michael C. Scholz. In all cases, a Notice of Dissent must be given by not later than Tuesday, June 12, 2001. The giving of a Notice of Dissent does not deprive a shareholder of the right to vote on the Continuation Resolution. A vote against the Continuation Resolution or the execution or exercise of a proxy does not constitute a Notice of Dissent. A shareholder is not entitled to dissent with respect to any Common Shares if such shareholder votes (or instructs or is deemed, by submission of any incomplete proxy, to have instructed his or her proxyholder to vote) any Common Shares in favour of the Continuation Resolution, but a shareholder may abstain from voting on the Continuation Resolution, or may vote as a proxy for a shareholder whose proxy requires an affirmative vote without affecting his or her dissent rights.

         If the Continuation Resolution is passed, the Company is required to give any Dissenting Shareholder prior notice of the Company's intention to act on the Continuation Resolution and to advise any Dissenting Shareholder of his or her rights under the B.C. Act. Within 14 days after the Company gives such a notice of intention to act, each Dissenting Shareholder must send to the Company's registered office a written notice containing his or her name and address, the number of Common Shares of the Company in respect of which he or she dissents and a requirement that the Company purchase all such Common Shares (the "Demand for Purchase") together with the share certificates representing the Common Shares in respect of which he or she dissents. A Dissenting Shareholder who fails to forward such written notice and his or her share certificates within the 14 days loses any right to require the Company to purchase all the shares in respect of which the Notice to Dissent was given.

         Upon a Dissenting Shareholder making a Demand for Purchase, the Dissenting Shareholder is bound to sell and the Company is bound to purchase the Common Shares in respect of which the Demand for Purchase is given for their fair value as of the day before the Continuation Resolution was passed, including any appreciation or depreciation in anticipation of the vote. After making a Demand for Purchase, a Dissenting Shareholder may not vote or exercise or assert any rights of a shareholder in respect of the Common Shares for which Notice to Dissent has been given unless the Dissenting Shareholder withdraws the Demand for Purchase with the consent of the Company. Until the Dissenting Shareholder is paid in full for such Common Shares, he or she may exercise and assert the rights of a creditor of the Company with respect to such Common Shares.

         Either the Dissenting Shareholder or the Company is entitled to apply to the Court, which may fix the price and terms of the purchase and sale of the Common Shares in respect of which the dissent is made or order that the price and terms be established by arbitration or make such consequential orders and give such directions as the Court considers appropriate. Except as described above, the Continuation does not affect the rights of the Dissenting Shareholder or the Company under the B.C. Act or the price to be paid for the Common Shares of the Company.

Exchange of Common Share Certificates Following the Continuation and/or Share Consolidation

         If the Continuation and/or share consolidation are approved by shareholders, the Company will be required to adopt a new form of Common Share certificate. The procedure for shareholders to surrender their existing Common Share certificates and receive new Common Share certificates in exchange therefor will be set out in a Letter of Transmittal to be mailed out to the Company's shareholders upon receiving all regulatory approvals.

         Upon receipt by Pacific Corporate Trust Company of a shareholder's properly completed Letter of Transmittal, together with his or her existing Common Share certificates, Pacific Corporate Trust Company will forward to such shareholder on or as soon as practicable after the effective date of the Continuation and/or the share consolidation (the "Effective Date"), the new Common Share certificates to which such shareholder is entitled. Pacific Corporate Trust Company will forward to shareholders who have deposited their properly completed Letter of Transmittal, together with their existing Common Share certificates, after the Effective Date, the new Common Share certificates to which they are entitled within 10 days following receipt by Pacific Corporate Trust Company of such letters and share certificates. Shareholders who do not forward to Pacific Corporate Trust Company properly completed Letters of Transmittal together with their existing Common Share certificates, will not receive the new Common Share certificates to which they are otherwise entitled until tender is made.

         No commission will be charged to shareholders who tender certificates evidencing their respective Common Shares according to the instructions set out in the Letter of Transmittal or who use a services of a member of the soliciting dealer group, if any.

           INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Other than as disclosed herein, no person who has been a director or officer of the Company at any time since the beginning of the most recently completed financial year, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, in any matter to be acted on at the Meeting.

                                 OTHER MATTERS

         Management of the Company knows of no other matters which will be brought before the Meeting, other than those set forth in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgment of the persons voting such proxies.

                             INFORMATION AVAILABLE

         Each person to whom a copy of this Information Circular is delivered who makes a written request to the Company will be sent without charge a copy of the Company's Form 10-KSB, or financial statements and the financial schedules for the most recent fiscal year. Written requests must be made directly to the Company.

                          BOARD OF DIRECTOR APPROVAL

         The undersigned hereby certifies that the contents and sending of this Management proxy Circular to the shareholders of the Company have been approved by the Board of Directors.

         DATED at San Diego, California, this 14/th/ day of May, 2001.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         (signed) JOHN PIERANDOZZI
                                         President

                                 SCHEDULE "A"

                              ALTERED MEMORANDUM



                                      OF

                               CARBITE GOLF INC.

            (as altered by Special Resolution dated June 14, 2001)





 1.      The name of the Company is CARBITE GOLF INC.

 2. The authorized capital of the Company consists of 50,000,000 common shares without par value.

                                 SCHEDULE "B"

                            CONTINUATION RESOLUTION

              Continuation pursuant to Section 37 of the Company
                            Act (British Columbia)


     Special Resolution of the Meeting authorizing the Continuation of the Company pursuant to Section 37 of the Company Act (British Columbia):

     "BE IT RESOLVED as a special resolution that:

     1. pursuant to section 37 of the Company Act (British Columbia) the directors of Carbite Golf Inc. (the "Company") are hereby authorized to apply under section 190 of the Business Corporations Act (Yukon Territory) to the Registrar of Corporations of the Yukon Territory for a Certificate of Continuance continuing the Company under the Business Corporations Act (Yukon Territory);

     2. the articles of continuance (the "Articles of Continuance") in substantially the form attached as Schedule "C" to the Management Information and Proxy Circular accompanying the Notice of Meeting for this Annual General Meeting are hereby approved in all respects, with such amendments thereto as the director or officer executing the same may approve, such approval to be conclusively evidenced by his or her execution thereof;

     3. all amendments to the existing Memorandum and Articles of the Company reflected in the Articles of Continuance are hereby approved;

     4. notwithstanding that this special resolution has been duly passed by the members of the Company, the Board of Directors of the Company may revoke this special resolution at any time prior to the issue of a Certificate of Continuation giving effect to the continuation of the Company under the Business Corporations Act (Yukon Territory) without further approval of the members; and

     5. any director or officer of the Company is hereby authorized, for and on behalf of the Company, to execute and deliver the Articles of Continuance and to execute and, if appropriate, deliver all other documents and to do all other things as in the opinion of such director or officer may be necessary or desirable to implement this special resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument, and the taking of any such action."

                                 SCHEDULE AC@

                                     YUKON

                           BUSINESS CORPORATIONS ACT
                                 (Section 190)

                                                                    Form 3-01
                                                      ARTICLES OF CONTINUANCE
------------------------------------------------------------------------------
      1.       Name of Corporation:
               CARBITE GOLF INC.
------------------------------------------------------------------------------
      2. The classes and any maximum number of shares that the Corporation is authorized to issue:
               The attached Schedule "I" is incorporated and forms part of the Articles of Continuance.
------------------------------------------------------------------------------
      3.       Restrictions, if any, on share transfers:
               There are no restrictions on the share transfers.
------------------------------------------------------------------------------
      4.       Number (or minimum and maximum number) of Directors:
               Not less than one (3), nor more than ten (10)
------------------------------------------------------------------------------
      5.       Restrictions, if any, on business the Corporation may carry on:
               The Corporation is restricted from carrying on the business of a railway, steamship, air transport, canal, telegraph, telephone or irrigation company.
------------------------------------------------------------------------------
      6.       If change of name effected, previous name:
               NOT APPLICABLE
------------------------------------------------------------------------------
      7.       Details of incorporation:
               Incorporated under the laws of British Columbia on July 2, 1985 under the name of Quotron Data Incorporated;
               Change of name to Qdata Systems Incorporated on May 16, 1986; Change of name to Consolidated Qdata Systems Inc. on September 19, 1991;
               Change of name to Carbite Golf Inc. on January 4, 1996.
------------------------------------------------------------------------------
      8.       Other provisions, if any:
               The attached Schedule "II" is incorporated and forms part of the Articles of Continuance.
------------------------------------------------------------------------------
      9.       Date:_______________


               Signature:_______________________          Title:______________

                                 SCHEDULE "I"

                               CARBITE GOLF INC.

The classes and any maximum number of shares that the Corporation is authorized to issue:

The Corporation is authorized to issue an unlimited number of shares without nominal or par value and the authorized capital of the Corporation is to be divided into:

1. Common shares which shall have attached thereto the following preferences, rights, conditions, restrictions, limitations, or prohibitions:

          (a) Voting

          Holders of Common shares shall be entitled to vote at any meeting of the shareholders of the Corporation and have one vote in respect of each Common share held by them.

          (b)  Dividends

          Holders of Common shares shall be entitled to receive, out of all profits or surplus available for dividends, any dividend declared by the Corporation on the Common shares.

          (c)  Participation in Assets on Dissolution

          In the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of Common shares shall be entitled to receive the remaining property of the Corporation.

                                 SCHEDULE "II"
                               CARBITE GOLF INC.

Other provisions, if any:

1. A meeting of the shareholders of the Corporation may, in the Directors' unfettered discretion, be held at any location in North America specified by the Directors in the Notice of such meeting.

2. The Directors may, between annual general meetings, appoint one or more additional Directors of the Corporation to serve until the next annual general meeting, but the number of additional Directors shall not at any time exceed one third of the number of Directors who held office at the expiration of the last annual general meeting of the Corporation, provided that the total number of directors shall not exceed the maximum number of directors fixed pursuant to the Articles.

3. The Directors may participate in a meeting of the Directors by means of telephone or other communications facility by means of which all Directors participating in the meeting can hear and speak to each other. A meeting so held in accordance with this Article shall be deemed to be an actual meeting of the board and any resolution passed at such meeting shall be as valid and effectual as if it had been passed at a meeting where the Directors are physically present. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

                                 SCHEDULE "D"

               SECTION 207 OF THE COMPANY ACT (BRITISH COLUMBIA)

Dissent procedure

207  (1)  If,

          (a) being entitled to give notice of dissent to a resolution as provided in section 37, 103, 126, 222, 244, 249 or 289, a member of a company (in this Act called a "dissenting member") gives notice of dissent,

          (b)  the resolution referred to in paragraph (a) is passed, and

          (c) the company or its liquidator proposes to act on the authority of the resolution referred to in paragraph (a),

          the company or the liquidator must first give to the dissenting member notice of the intention to act and advise the dissenting member of the rights of dissenting members under this section.

     (2) On receiving a notice of intention to act in accordance with subsection (1), a dissenting member is entitled to require the company to purchase all of the dissenting member's shares in respect of which the notice of dissent was given.

     (3) The dissenting member must exercise the right given by subsection (2) by delivering to the registered office of the company, within 14 days after the company, or the liquidator, gives the notice of intention to act,

          (a) a notice that the dissenting member requires the company to purchase all of the dissenting member's shares referred to in subsection (2), and

          (b)  the share certificates representing all of those shares,

          and on delivery of that notice and those share certificates, the dissenting member is bound to sell those shares to the company and the company is bound to purchase them.

     (4) A dissenting member who has complied with subsection (3), the company, or, if there has been an amalgamation, the amalgamated company, may apply to the court, and the court may

          (a) require the dissenting member to sell, and the company or the amalgamated company to purchase, the shares in respect of which the notice of dissent has been given,

          (b) set the price and terms of the purchase and sale, or order that the price and terms be established by arbitration, in either case having due regard for the rights of creditors,

          (c) join in the application any other dissenting member who has complied with subsection (3), and

          (d) make consequential orders and give directions it considers appropriate.

     (5) The price that must be paid to a dissenting member for the shares referred to in subsection (2) is their fair value as of the day before the date on which the resolution referred to in subsection (1) was passed, including any appreciation or depreciation in anticipation of the vote on the resolution, and every dissenting member who has complied with subsection (3) must be paid the same price.

     (6) The amalgamation or winding up of the company, or any change in its capital, assets or liabilities resulting from the company acting on the authority of the resolution referred to in subsection (1), shall not affect the right of the dissenting member and the company under this section or the price to be paid for the shares.

     (7)  Every dissenting member who has complied with subsection (3)

          (a) may not vote, or exercise or assert any rights of a member, in respect of the shares for which notice of dissent has been given, other than under this section,

          (b) may not withdraw the requirement to purchase the shares, unless the company consents, and

          (c) until the dissenting member is paid in full, may exercise and assert all the rights of a creditor of the company.

     (8) If the court determines that a person is not a dissenting member, or is not otherwise entitled to the right provided by subsection (2), the court may make the order, without prejudice to any acts or proceedings that the company, its members, or any class of members may have taken during the intervening period, may make the order it considers appropriate to remove the limitations imposed on the person by subsection (7).

     (9) The relief provided by this section is not available if, subsequent to giving notice of dissent, the dissenting member acts inconsistently with the dissent, but a request to withdraw the requirement to purchase the dissenting member's shares is not an act inconsistent with the dissent.

     (10) A notice of dissent ceases to be effective if the dissenting member consents to or votes in favour of the resolution of the company to which the dissent relates, unless the consent or vote is given solely as a proxy holder for a person whose proxy required an affirmative vote.

                                     Proxy

Type of Meeting:    ANNUAL GENERAL AND SPECIAL MEETING
Name of Company:    CARBITE GOLF INC.
Meeting Date:       THURSDAY, JUNE 14, 2001
Meeting Time:       1 O'CLOCK IN THE AFTERNOON (SAN DIEGO TIME)
Meeting Location:   9985 HUENNEKENS STREET, SAN DIEGO, CALIFORNIA, U.S.A. 92121

The undersigned Member of the Company hereby appoints, John Pierandozzi, the President and a director of the Company, or failing this person, Andrew Robertson, Executive Vice-President/COO and Secretary of the Company, or in the place of the foregoing, _______________, (Please Print the Name) as proxyholder for and on behalf of the member with the power of substitution to attend, act and vote for and on behalf of the member in respect of all matters that may properly come before the meeting of the members of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned member were present at the said meeting, or any adjournment thereof. Resolutions (for full detail of each item, please see the enclosed notice of meeting and information circular)

1. To vote on the appointment of KPMG LLP, Chartered Accountants to serve as auditors of Company for the ensuing year.

                                                             [_]             [_]
                                                             For         Against

2.   To authorize the directors to fix the Auditors' remuneration.

                                                             [_]             [_]
                                                             For         Against

3.   To determine the number of directors at six (6).

                                                             [_]             [_]
                                                             For         Against

4.   To elect the following slate:
                                                             For        Withhold
        Chester Shira                                        [_]             [_]
        John Pierandozzi                                     [_]             [_]
        David Nairne                                         [_]             [_]
        David Williams                                       [_]             [_]
        Ballard C. Smith                                     [_]             [_]
        William P. Wilson                                    [_]             [_]

5.   To approve by Special Resolutions:
(i) the consolidation of the share capital of both the Company`s issued and outstanding share capital, using a ratio not exceeding 4:1;
(ii) an increase in the Company's post-consolidated authorized share capital;
     and
(ii) the amendment to the Memorandum of the Company as more described the fully in accompanying Information Circular.

                                                             [_]             [_]
                                                             For         Against

--                                                            --
[                                                                              ]

6. To approve by Special Resolution to add paragraph 12.12 to the Company's Articles, as more particularly described in the accompanying Information Circular.

                                                             [_]             [_]
                                                             For         Against

7. To ratify, confirm and approve the repricing of certain incentive stock options to Directors, Insiders and Senior Officers of the Company, as more particularly described in the accompanying Information Circular.

                                                             [_]             [_]
                                                             For         Against

8. To approve the ordinary resolution approving the future issuance of common shares of the Company by way of private placement to a maximum of 50% of the outstanding common shares of the Company, but not exceeding 13,753,653 common shares, during the twelve (12) month period commencing June 14, 2001, all as more particularly described in the accompanying Information Circular.
                                                             [_]             [_]
                                                             For         Against

9. To approve the special resolution authorizing the continuation of the Company under the Business Corporations Act (Yukon Territory) and approving the articles of continuance for adoption by the Company, as more fully described in the accompanying Information Circular.

                                                             [_]             [_]
                                                             For         Against

The undersigned member hereby revokes any proxy previously given to attend and vote at said meeting.

Please sign here: ___________________Date:   __________________, 2001.

This proxy form is not valid unless it is signed and dated. If someone other than the member of the Company signs this proxy form on behalf of the named member of the Company, documentation acceptable to the Chairman of the meeting must be deposited with this proxy form, authorizing the signing person to do such. To be presented at the meeting, this proxy form must be received at the office of the Company's Registrar and Transfer Agent, Pacific Corporate Trust Company by mail or by fax no later than forty eight ("48") hours prior to the time of the meeting (excluding Saturdays, Sundays and holidays). The mailing address of Pacific Corporate Trust Company of Canada is 10th Floor, 625 Howe Street, Vancouver, British Columbia Canada V6C 3B8 or fax number (604) 689-8144.
                   ----------------------------------            --------------

1.   This Proxy is solicited by the Management of the Company.

2. (i) If the member wishes to attend the meeting to vote on the resolutions in person, please register your attendance with the Company's scrutineer at the meeting.

     (ii) If the member has its securities held by its financial institution and wishes to attend the meeting to vote on the resolutions in person, please cross off the management appointee name or names, insert the member's name in the blank space provided, do not indicate a voting choice by any resolution, sign and date and return the proxy form. At the meeting a vote will be taken on each of the resolutions as set out on this proxy form and the member's vote will be counted at that time.

3. If the member cannot attend the meeting but wishes to vote on the resolutions, the member can appoint another person, who need not be a member of the Company, to vote according to the member's instructions. To appoint someone other than the person named, please cross off the management appointee name or names and insert your appointed proxyholder's name in the space provided, sign and date and return the proxy form. Where no choice on a resolution is specified by the member, this proxy form confers discretionary authority upon the member's appointed proxyholder.

4. If the member cannot attend the meeting but wishes to vote on the resolutions and to appoint one of the management appointees named, please leave the wording appointing a nominee as shown, sign and date and return the proxy form. Where no choice is specified by a member on a resolution shown on the proxy form, a nominee of management acting as proxyholder will vote the securities as if the member had specified an affirmative vote.

5. The securities represented by this proxy form will be voted or withheld from voting in accordance with the instructions of the member on any ballot of a resolution that may be called for and, if the member specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the resolutions shown on the proxy form, or matters which may properly come before the Meeting, the securities will be voted by the nominee appointed as the nominee in its sole discretion sees fit.

6. If the member votes on the resolutions and returns the proxy form, the member may still attend the meeting and vote in person should the member later decide to do so. To attend the meeting, the member must revoke the proxy form by sending a new proxy form with the revised instructions.